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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                        SUPPLEMENT DATED JUNE 25, 2007
                                      TO
                        PROSPECTUS DATED APRIL 30, 2007

This supplement modifies information in the prospectus dated April 30, 2007 for the Marquis Portfolios/SM/ variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

LIVING BENEFITS - GUARANTEED WITHDRAWAL BENEFIT

In the "Living Benefits" section of the prospectus, under the "Guaranteed Withdrawal Benefit," replace the fifth sentence with the following:

    If you purchase the GWB, you must elect one version at the time you purchase the contract, prior to age 81 (for the Principal Guarantee and the Principal Guarantee Value) or age 86 (for the Lifetime Withdrawal Guarantee).

In the "Living Benefits" section of the prospectus, under "Description of the Lifetime Withdrawal Guarantee - Joint Life Version," in the second sentence, change "age 80 or younger" to "age 85 or younger."

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             5 Park Plaza, Suite 1900              (800) 842-9325
             Irvine, CA 92614

Marquis and Marquis Portfolios are service marks of Citigroup Inc. or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

                                                                  SUPP-LWGUSAMQ